NATURAL GAS DISTRIBUTION SEGMENT
RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

Southwest Gas Corporation (Southwest Gas) is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN), and the California Public Utilities Commission (CPUC). These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of Southwest Gas, Great Basin Gas Transmission Company (Great Basin), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of Southwest Gas' ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site:	www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX:	(602) 542-4100

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site:	www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX:	(415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site:	http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX:	(775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Great Basin	888 First Street, N.E.	Web site:	www.ferc.gov
Washington, DC 20426
	(202) 502-8400	FAX:	(202) 208-2268

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2024

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Jim O’Connor	Rep.	Term ends	01/01/2025
	Commissioner Kevin Thompson	Rep.	Term ends	01/01/2027
	Commissioner Nick Myers	Rep.	Term ends	01/01/2027
	Commissioner Anna Tovar	Dem.	Term ends	01/01/2025
	Commissioner Lea Márquez Peterson	Rep.	Term ends	01/01/2025
Executive Director Doug Clark
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Alice Bushing Reynolds	Dem.	Term ends	12/31/2026
	Commissioner Matthew Baker	Dem.	Term ends	12/31/2024
	Commissioner Darcie Houck	Dem.	Term ends	12/31/2026
	Commissioner John Reynolds	Dem.	Term ends	12/31/2028
	Commissioner Karen Douglas	Dem.	Term ends	12/31/2028
Executive Director Rachel Peterson
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairwoman Hayley Williamson	Dem.	Term ends	09/30/2027
	Commissioner Tammy Cordova	N.P.	Term ends	09/30/2024
	Commissioner Randy J. Brown	Rep.	Term ends	09/30/2025
Executive Director Stephanie Mullen
FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Willie L. Phillips	Dem.	Term ends	06/30/2026
	Commissioner Allison Clements	Dem.	Term ends	06/30/2024
	Commissioner Mark C. Christie	Rep.	Term ends	06/30/2025
Acting Secretary Debbie-Anne Reese

NATURAL GAS DISTRIBUTION SEGMENT
SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL	RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF	RETURN ON	COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN	COMMON EQUITY	EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm) [2]	AMOUNTS	GRANTED	GRANTED	RATIO
NEVADA
Docket No. 20-05028 (SNV) [3]	VIER		05/27/19	01/01/21	(1.8)	(1.8)	100	6.52	9.25	49.26
Docket No. 21-09034 (SNV)	GIR		09/30/21	01/01/22	(1.7)	(1.7)	100	6.52	9.25	49.26
Docket No. 21-09034 (NNV)	GIR		09/30/21	01/01/22	(0.2)	(0.2)	100	6.75	9.25	49.26
Docket No. 21-09001 (SNV) [4]	GRC	05/31/21	09/01/21	04/01/22	21.3	12.8	60	6.30	9.40	50.00
Docket No. 21-09001 (NNV) [4]	GRC	05/31/21	09/01/21	04/01/22	2.5	1.3	53	6.56	9.40	50.00
Docket No. 22-11017 (SNV) [3]	VIER		11/15/22	07/01/23	1.1	1.1	100	6.30	9.40	50.00
Docket No. 23-09012 (SNV)	GRC	05/31/23	09/11/23	04/15/24	63.5	50.4	79	7.00	9.50	50.00
Docket No. 23-09012 (NNV)	GRC	05/31/23	09/11/23	04/15/24	10.5	8.7	83	7.01	9.50	50.00

ARIZONA
Docket No. G-01551A-16-0107	COYL		02/27/19	11/07/19	3.2	0.0	50	7.42	9.50	51.70
Docket No. G-01551A-16-0107	VSP		02/27/19	11/07/19	9.5	0.0	30	5.71	9.50	51.70
Docket No. G-01551A-19-0055	GRC	01/31/19	05/01/19	01/01/21	80.7	36.8	46	7.03	9.10	51.10
Docket No. G-01551A-19-0055	COYL		05/28/21	11/09/21	13.7	13.7	100	7.42	9.50	51.70
Docket No. G-01551A-19-0055 [5]	VSP		05/28/21	11/09/21	59.9	59.9	100	5.71	9.50	51.70
Docket No. G-01551A-19-0055	COYL		02/28/22	06/01/22	3.4	3.4	100	7.03	9.10	51.10
Docket No. G-01551A-21-0368	GRC	08/31/21	12/03/21	02/01/23	90.7	54.3	60	6.73	9.30	50.00
Docket No. G-01551A-21-0368	COYL		02/28/23	06/01/23	4.3	4.3	100	6.73	9.30	50.00
Docket No. G-01551A-23-0341	GRC	10/31/23	02/02/24	TBD	125.6	TBD	TBD	TBD	TBD	TBD
Docket No. G-01551A-21-0368	COYL		02/28/24	TBD	1.8	TBD	TBD	6.73	9.30	50.00

CALIFORNIA
Application 19-08-015 (SCA)	GRC	12/31/21	08/30/19	04/01/21	6.8	3.0	44	7.11	10.00	52.00
Application 19-08-015 (NCA/SLT)	GRC	12/31/21	08/30/19	04/01/21	6.0	3.4	57	7.44	10.00	52.00
Advice Letter No. 1191 (SCA)	Attrition		11/24/21	01/01/22	2.2	2.2	100	7.11	10.00	52.00
Advice Letter No. 1191 (NCA/SLT)	Attrition		11/24/21	01/01/22	0.9	0.9	100	7.44	10.00	52.00
Advice Letter No. 1195 (NCA) [9]	Attrition		12/22/21	02/01/22	0.1	0.1	100	7.44	10.00	52.00
Advice Letter No. 1235 (SCA)	Attrition		11/28/22	01/01/23	1.9	1.9	100	7.11	10.00	52.00
Advice Letter No. 1235 (NCA/SLT)	Attrition		11/28/22	01/01/23	0.3	0.3	100	7.44	10.00	52.00
Advice Letter No. 1241 (NCA) [9]	Attrition		12/19/22	02/01/23	1.3	1.3	100	7.44	10.00	52.00
Advice Letter No. 1275 (SCA)	Attrition		11/03/23	01/01/24	5.0	5.0	100	8.02	11.16	52.00
Advice Letter No. 1275 (NCA/SLT)	Attrition		11/03/23	01/01/24	1.9	1.9	100	7.91	11.16	52.00
Advice Letter No. 1280 (NCA) [9]	Attrition		12/21/23	02/01/24	4.7	4.7	100	7.91	11.16	52.00

FERC
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	2.4	27	[6]	[6]	[6]
Docket No. CP14-509 (2015 Elko Expansion)	Expansion		06/27/14	01/06/16	6.0	6.0	100	[7]	[7]	[7]
Docket No. CP17-471 (2018 Expansion)	Expansion		07/05/17	11/26/18	3.3	3.3	100	[7]	[7]	[7]
Docket No. RP19-1291	GRC	11/30/19	05/31/19	12/01/19	7.1	(0.7)	NM	[8]	[8]	[8]

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; GIR=Gas Infrastructure Replacement; COYL=Customer Owned Yard Lines;
Attrition = Annual Attrition Filing and Automatic Trigger Mechanism (in 2024) for Cost of Capital; VSP = Vintage Steel Pipe.
[2] Authorized amounts do not include the effect of lower depreciation rates, which contribute to an increase in operating income.
[3] Represents the net change in margin resulting from the Average Variable Interest Rate (AVIR).
[4] Additional margin requested reflects amounts requested at certification, excluding $4.9M associated with non cost-of-service COVID regulatory asset and contract revenues adjustment.
[5] Effective 11/1/2021, rate to recover revenue begins 3/1/2022 with recovery over 3 years.
[6] Stipulation - Not Identified in Order. Decision authorized a pre-tax rate of return of 11.50 percent.
[7] Stipulation in Docket No. RP14-540 authorized a pre-tax rate of return of 11.50 percent.
[8] Stipulation - Not Identified in Order. Stipulation authorized pre-tax rate of return of 9.90 percent.
[9] Adjustments to 2022 (AL 1195), 2023 (AL 1241) and 2024 (AL 1280) attrition to recover the revenue requirement associated with the North Lake Tahoe Lateral replacement.

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Results of Consolidated Operations
Contribution to net income - natural gas distribution	$242,226	$154,380	$187,135	$159,118	$163,171	$138,842	$156,818	$119,423	$111,625	$116,872
Contribution to net income - utility infrastructure services*	19,652	2,065	40,420	74,862	52,404	44,977	38,360	32,618	26,692	24,254
Contribution to net income (loss) - pipeline and storage***	(16,288)	(283,733)	—	—	—	—	—	—	—	—
Contribution to net income (loss) - corporate and administrative*	(94,701)	(76,002)	(26,776)	(1,656)	(1,639)	(1,542)	(1,337)	—	—	—
Net income (loss)*	$150,889	$(203,290)	$200,779	$232,324	$213,936	$182,277	$193,841	$152,041	$138,317	$141,126

Basic earnings (loss) per share	$2.13	$(3.10)	$3.39	$4.15	$3.94	$3.69	$4.04	$3.20	$2.94	$3.04
Diluted earnings (loss) per share	$2.13	$(3.10)	$3.39	$4.14	$3.94	$3.68	$4.04	$3.18	$2.92	$3.01

Average common shares	70,787	65,558	59,145	55,998	54,245	49,419	47,965	47,469	46,992	46,494
Average shares (assuming dilution)	70,990	65,558	59,259	56,076	54,312	49,476	47,991	47,814	47,383	46,944

Results of Natural Gas Distribution
Gas operating revenues	$2,499,564	$1,935,069	$1,521,790	$1,350,585	$1,368,939	$1,357,728	$1,302,308	$1,321,412	$1,454,639	$1,382,087
Net cost of gas sold	1,246,901	789,216	430,907	342,837	385,164	419,388	355,045	397,121	563,809	505,356
Operating margin	1,252,663	1,145,853	1,090,883	1,007,748	983,775	938,340	947,263	924,291	890,830	876,731
Operations and maintenance expense **	511,646	491,928	438,550	406,382	422,174	404,813	391,321	381,964	369,832	368,313
Depreciation and amortization	295,462	263,043	253,398	235,295	215,620	191,816	201,922	233,463	213,455	204,144
Taxes other than income taxes	87,261	83,197	80,343	63,460	62,328	59,898	57,946	52,376	49,393	47,252
Operating income	358,294	307,685	318,592	302,611	283,653	281,813	296,074	256,488	258,150	257,022
Other income (deductions)**	70,661	(6,884)	(4,559)	(6,590)	9,517	(17,240)	(6,388)	(11,484)	(21,075)	(8,254)
Net interest deductions	149,830	115,880	97,560	101,148	95,026	81,740	69,733	66,997	64,095	68,299
Income before income taxes	279,125	184,921	216,473	194,873	198,144	182,833	219,953	178,007	172,980	180,469
Income tax expense	36,899	30,541	29,338	35,755	34,973	43,991	63,135	58,584	61,355	63,597
Contribution to consolidated net income	$242,226	$154,380	$187,135	$159,118	$163,171	$138,842	$156,818	$119,423	$111,625	$116,872

*Reflects (as applicable) transaction-related deal and financing costs associated with MountainWest and Riggs Distler acquisitions in 2021, as well as stockholder activism/settlement and strategic review costs in 2022. Costs related to the Centuri separation and public registrant readiness are included in 2023, as well as impairment/loss on sale not separately recognized at MountainWest. To a lesser extent, acquisition and related financing costs were reflected in utility infrastructure services results in earlier periods.
**To reflect the impacts of the Company's 2018 adoption of the Financial Accounting Standards Board ("FASB") update, "Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost," non-service components of these costs have been reclassified from Operations and maintenance expense to Other income (deductions) for 2014-2017, with no impact to earnings overall.
***Reflects results at MountainWest including impairment losses and adjustments thereto.

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2023	2022*	2021**	2020	2019	2018	2017	2016	2015	2014
ASSETS
Net regulated operations plant	$7,518,242	$7,024,500	$7,594,022	$6,176,081	$5,685,197	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383
Other property and investments	1,266,340	1,281,172	1,316,479	834,245	784,173	623,551	428,180	342,343	313,531	326,743
Restricted cash	—	—	—	—	—	—	—	—	—	821
Current assets	1,881,114	3,707,662	1,614,767	871,013	859,856	839,769	657,032	533,307	558,174	606,611
Noncurrent assets	1,204,200	1,183,280	2,239,989	854,514	840,822	801,171	628,204	573,505	595,895	615,739
Total assets	$11,869,896	$13,196,614	$12,765,257	$8,735,853	$8,170,048	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297
CAPITALIZATION
Common stock equity	$2,614,984	$2,355,932	$1,886,268	$1,667,978	$1,523,574	$1,360,425	$1,005,052	$952,235	$945,455	$899,534
Accumulated other comprehensive income (loss), net	(43,787)	(44,242)	(46,761)	(61,003)	(56,732)	(52,668)	(47,682)	(48,008)	(50,268)	(50,175)
Retained earnings	738,839	747,069	1,114,313	1,067,978	1,039,072	944,285	857,398	759,263	699,221	639,164
Noncontrolling interests	—	—	—	—	—	(452)	(2,365)	(2,217)	(2,083)	(2,257)
Redeemable noncontrolling interests	104,667	159,349	196,717	165,716	84,542	81,831	—	22,590	16,108	20,042
Long-term debt, less current maturities	4,609,838	4,403,299	4,115,684	2,732,200	2,300,482	2,107,258	1,798,576	1,549,983	1,551,204	1,631,374
Total capitalization	$8,024,541	$7,621,407	$7,266,221	$5,572,869	$4,890,938	$4,440,679	$3,610,979	$3,233,846	$3,159,637	$3,137,682
LIABILITIES
Current maturities of long-term debt	$42,552	$44,557	$297,324	$40,433	$163,512	$33,060	$25,346	$50,101	$19,475	$19,192
Current liabilities	1,642,295	3,378,406	2,814,725	871,534	916,349	905,585	790,535	578,274	515,570	450,925
Deferred income taxes and investment tax credits	752,997	682,067	768,868	647,453	599,840	529,201	476,960	840,653	769,445	723,688
Other deferred credits and other long-term liabilities	1,407,511	1,470,177	1,618,119	1,603,564	1,599,409	1,449,204	1,333,246	878,252	894,558	876,810
Total liabilities	3,845,355	5,575,207	5,499,036	3,162,984	3,279,110	2,917,050	2,626,087	2,347,280	2,199,048	2,070,615
Total capitalization and liabilities	$11,869,896	$13,196,614	$12,765,257	$8,735,853	$8,170,048	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297
*Reflects MountainWest and related companies' assets/liabilities overall classified as current assets and liabilities held for sale. A Purchase and Sale Agreement was entered into on December 14, 2022, and the sale closed on February 14, 2023.
**Reflects the acquisition of MountainWest and related entities, and the parent company of Riggs Distler, Inc., which closed on December 31, 2021 and August 27, 2021, respectively. Other smaller acquisitions are reflected, where relevant, in earlier periods.

NATURAL GAS DISTRIBUTION SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
From operating activities	$391,545	$284,403	$25,245	$424,061	$367,794	$382,502	$309,216	$507,224	$497,500	$288,534
From investing activities	(770,572)	(654,708)	(586,042)	(677,412)	(759,842)	(669,392)	(557,384)	(446,238)	(416,727)	(328,645)
From financing activities	398,358	383,437	558,418	253,932	400,575	280,906	267,090	(63,339)	(74,159)	23,413
Net change in cash	$19,331	$13,132	$(2,379)	$581	$8,527	$(5,984)	$18,922	$(2,353)	$6,614	$(16,698)

NATURAL GAS DISTRIBUTION SEGMENT
REGULATED OPERATIONS PLANT	AT DECEMBER 31,
(In thousands)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Distribution	$8,684,949	$8,039,793	$7,506,489	$7,078,656	$6,581,043	$6,049,380	$5,600,769	$5,198,531	$4,935,730	$4,655,640
General	539,188	505,109	496,643	515,879	467,274	416,643	396,252	382,084	365,865	356,072
Transmission	402,591	399,357	397,590	400,657	391,864	386,159	363,396	349,981	312,996	312,300
Intangible	396,585	392,459	383,307	273,811	259,097	243,694	232,566	226,754	205,782	198,457
Construction work in progress	200,549	244,750	183,485	211,429	185,026	193,028	125,248	111,177	119,805	74,332
Other	117,049	117,189	117,546	114,997	113,943	38,363	36,661	36,410	34,914	34,680
Accumulated depreciation & amortization	(2,822,669)	(2,674,157)	(2,538,508)	(2,419,348)	(2,313,050)	(2,234,029)	(2,231,242)	(2,172,966)	(2,084,007)	(1,973,098)
Net regulated operations plant	$7,518,242	$7,024,500	$6,546,552	$6,176,081	$5,685,197	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Distribution	$216,279	$212,077	$184,674	$175,408	$184,193	$185,176	$186,860	$188,064	$181,249	$170,377
Administrative and general*	195,400	180,858	171,390	162,659	167,553	151,157	135,569	123,246	114,501	122,532
Customer accounts	73,053	73,598	60,050	48,466	49,057	47,719	48,937	51,024	51,071	50,200
Transmission	18,179	17,188	14,054	12,599	15,938	15,020	13,744	13,666	14,779	15,792
Production and storage expenses	7,790	7,513	7,247	6,642	4,869	4,885	5,256	4,889	5,052	4,960
Customer service and informational	911	654	1,076	575	516	827	935	1,050	3,165	4,440
Sales	34	40	59	33	48	29	20	25	15	12
Total operations and maintenance expenses*	$511,646	$491,928	$438,550	$406,382	$422,174	$404,813	$391,321	$381,964	$369,832	$368,313
* To reflect the impacts of the Company's 2018 adoption of the update to FASB Topic 715, all periods presented exclude non-service components of net periodic pension and other postretirement benefit cost. For 2014-2017, these costs have been reclassified from Administrative and general expense (as a practical expedient), as if initially reflected there, to Other income (deductions). Non-service cost in periods prior to 2018 were actually initially recognized in a number of categories of expense, and to a more limited extent, in regulated operations plant on the balance sheet, through an overhead loading process.

NATURAL GAS DISTRIBUTION SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Residential	2,139,014	2,109,902	2,072,889	2,039,226	1,997,418	1,964,355	1,932,332	1,902,227	1,874,852	1,849,555
Small commercial	85,068	84,431	83,242	82,036	81,603	80,676	80,047	79,437	78,833	78,230
Large commercial	994	976	977	990	987	992	1,016	1,042	1,043	1,086
Industrial / Other	388	392	373	342	336	329	332	318	318	341
Transportation	1,025	1,069	1,038	989	958	955	929	905	879	833
Total customers	2,226,489	2,196,770	2,158,519	2,123,583	2,081,302	2,047,307	2,014,656	1,983,929	1,955,925	1,930,045
Annual customer growth rate	1.4%	1.8%	1.7%	1.8%	1.7%	1.6%	1.5%	1.4%	1.3%	1.4%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Residential	86,965	81,392	76,811	80,068	81,839	69,702	67,427	68,463	65,542	61,738
Small commercial	35,092	33,499	31,051	29,316	33,322	30,534	29,767	29,452	28,512	27,658
Large commercial	11,092	10,004	9,490	9,124	9,933	9,255	9,256	9,095	9,228	9,439
Industrial / Other	7,760	5,005	5,104	5,316	4,255	3,775	3,382	3,028	3,097	3,238
Transportation	85,685	92,519	94,955	98,328	100,799	105,055	97,441	97,056	103,571	90,669
Total system throughput	226,594	222,419	217,411	222,152	230,148	218,321	207,273	207,094	209,950	192,742

OPERATING MARGIN BY CLASS*	YEAR ENDED DECEMBER 31,
(In thousands)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Residential	$881,873	$808,910	$774,716	$717,581	$686,886	$647,209	$657,574	$640,157	$623,828	$612,641
Small commercial	182,159	162,692	153,492	138,272	142,798	145,250	144,096	142,490	136,344	136,272
Large commercial	23,395	29,303	26,021	23,618	23,138	22,822	22,232	22,450	22,249	23,412
Industrial / Other	30,917	14,889	14,703	10,293	8,464	8,251	7,495	7,177	6,937	6,477
Transportation	134,319	130,059	121,951	117,984	122,489	114,808	115,866	112,017	101,472	97,929
Total operating margin	$1,252,663	$1,145,853	$1,090,883	$1,007,748	$983,775	$938,340	$947,263	$924,291	$890,830	$876,731
*Includes allocations of miscellaneous, unbilled, and other operating revenues.

MARKET PRICE PER SHARE	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
High	$68.03	$95.62	$73.54	$81.62	$92.94	$85.97	$86.87	$79.58	$63.68	$64.20
Low	53.79	59.51	57.00	45.68	73.27	62.54	72.32	53.51	50.78	47.21
Close [1]	63.35	61.88	70.05	60.75	75.97	76.50	80.48	76.62	55.16	61.81

	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Common shares outstanding (in thousands) [1]	71,564	67,119	60,422	57,193	55,007	53,026	48,090	47,482	47,378	46,523
Dividend yield [1]	3.9%	4.0%	3.4%	3.8%	2.9%	2.7%	2.5%	2.3%	2.9%	2.4%
Dividends declared per share [2]	$2.48	$2.48	$2.38	$2.28	$2.18	$2.08	$1.98	$1.80	$1.62	$1.46
Price / Earnings ratio [1,5]	29.74	(19.96)	20.66	14.64	19.28	20.73	19.92	23.94	18.76	20.33
Return on equity - total company [2,5]	4.7%	(6.2)%	7.1%	9.0%	9.0%	9.3%	11.2%	9.3%	8.9%	9.7%
Return on equity - gas distribution segment only [2]	8.2%	6.0%	7.8%	7.5%	8.5%	8.2%	10.0%	7.7%	7.6%	8.5%
Book value per share [1]	$46.25	$45.57	$48.89	$46.77	$45.56	$42.63	$37.74	$35.03	$33.65	$32.03

NATURAL GAS DISTRIBUTION SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Actual	1,954	1,835	1,627	1,767	1,917	1,531	1,478	1,613	1,512	1,416
Ten-year average	1,649	1,645	1,637	1,676	1,701	1,694	1,733	1,771	1,792	1,816

	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Number of gas distribution segment employees [1]	2,372	2,351	2,286	2,272	2,295	2,312	2,285	2,247	2,219	2,196
Customers / Employee [1]	939	934	945	935	907	886	882	883	881	879
Operations & maintenance expense / Customer [2,3,6]	$223	$228	$212	$204	$213	$211	$207	$206	$204	$202
Weighted average cost of gas (per therm) [2,4]	$0.94	$0.68	$0.64	$0.28	$0.36	$0.31	$0.44	$0.37	$0.44	$0.55
Construction expenditures (in thousands) [2]	$762,081	$683,131	$601,983	$692,216	$778,748	$682,869	$560,448	$457,120	$438,289	$350,025
[1] At December 31,
[2] For the year ended December 31,
[3] Includes non-service components of net periodic pension and other postretirement benefit cost in calculation.
[4] Gas cost in 2021 includes impacts of the significant price runup during Winter Storm Uri. Gas cost in 2022 spiked due to numerous market forces including historically low storage levels, unexpected upstream pipeline maintenance events, and cold weather conditions across the western region in the latter part of 2022. Gas cost continued to spike in 2023 as these market forces continued to cause record prices for natural gas.
[5] In 2022 and 2023, includes the impact of a goodwill impairment and cost to sell MountainWest-related entities.
[6] As throughout this report, information for the natural gas distribution segment includes information (to the extent relevant) of the interstate pipeline operations of its subsidiaries, having a very small number of customers in relation to expenses incurred in related operations.

NATURAL GAS DISTRIBUTION SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-23		Twelve Months Ended 12-31-22
Southern Nevada
Commercial	9,390,173	$10,732,483	9,271,761	$9,982,123
Industrial	5,880,113	4,546,214	5,509,169	3,987,516
Power Generation	27,802,754	15,267,317	33,544,695	16,207,518
Southern Nevada Totals	43,073,040	$30,546,014	48,325,625	$30,177,157

Northern Nevada (1)
Commercial	1,790,379	$1,865,244	1,796,983	$1,663,135
Industrial	6,922,621	3,521,081	7,098,616	3,460,869
Power Generation	5,497,212	3,513,006	7,220,549	3,927,002
Resale	9,769,230	30,368,120	9,654,227	29,945,701
Northern Nevada Totals	23,979,442	$39,267,451	25,770,375	$38,996,707

(1)	Includes transportation customers of Great Basin Gas Transmission Company, a wholly owned subsidiary of Southwest Gas Corporation.

NATURAL GAS DISTRIBUTION SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-23		Twelve Months Ended 12-31-22
Southern Arizona
Commercial	1,756,099	$5,528,404	1,663,227	$4,819,498
Industrial	1,543,533	2,313,355	1,004,626	1,930,588
Power Generation	1,574,513	4,269,429	1,632,235	4,187,566
Irrigation	349,061	1,143,672	455,344	1,606,239
Southern Arizona Totals	5,223,206	$13,254,860	4,755,432	$12,543,891

Central Arizona
Commercial	5,192,746	$15,015,895	5,294,661	$15,321,824
Industrial	5,384,339	15,331,140	5,363,545	15,844,208
Power Generation	1,218,097	1,542,160	1,205,797	1,461,189
Irrigation	1,272,188	3,192,690	1,438,776	3,431,656
Central Arizona Totals	13,067,370	$35,081,885	13,302,779	$36,058,877

NATURAL GAS DISTRIBUTION SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-23		Twelve Months Ended 12-31-22
Southern California
Commercial	335,689	$3,656,664	346,293	$1,758,785
Power Generation	6,700	61,075	18,230	146,750
Southern California Totals	342,389	$3,717,739	364,523	$1,905,535

Total Company (1)
Commercial	18,465,086	$36,798,690	18,372,925	$33,545,365
Industrial	19,730,606	25,711,790	18,975,956	25,223,181
Power Generation	36,099,276	24,652,987	43,621,506	25,930,025
Resale	9,769,230	30,368,120	9,654,227	29,945,701
Irrigation	1,621,249	4,336,362	1,894,120	5,037,895
TOTAL COMPANY	85,685,447	$121,867,949	92,518,734	$119,682,167

(1)	Includes transportation customers of Great Basin Gas Transmission Company, a wholly owned subsidiary of Southwest Gas Corporation.